UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM	8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 20, 2020

Zoetis Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-35797	46-0696167
(State or other jurisdiction	(Commission File	(I.R.S. Employer
of incorporation)	Number)	Identification No.)

10 Sylvan Way,	Parsippany,	New Jersey	07054
(Address of principal executive offices)			(Zip Code)

(973) 822-7000

(Registrant's telephone number, including area code)

Not Applicable
(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	ZTS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

                 Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On May 20, 2020, Zoetis Inc. (the “Company”) held its virtual Annual Meeting of Shareholders online via webcast (the “Annual Meeting”). At the Annual Meeting, the Company’s shareholders voted on four proposals, each of which is described in more detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 6, 2020 (the “Proxy Statement”). There were 405,156,429 shares of common stock present at the Annual Meeting in person or by proxy, which represented 85.3% of the voting power of the shares of common stock entitled to vote at the Annual Meeting, and which constituted a quorum for the transaction of business. Holders of the Company’s common stock were entitled to one vote for each share held as of the close of business on March 26, 2020 (the “Record Date”).

The shareholders of the Company voted on the following proposals at the Annual Meeting:

1. To elect four directors, all of whom are currently serving on the Company’s Board of Directors, each to serve until the 2023 Annual Meeting of Shareholders or until his or her successor has been elected and qualified, or until his or her earlier death, resignation or removal.

2. A non-binding advisory vote on the compensation program for the Company’s named executive officers as disclosed in the Proxy Statement.

3. A non-binding advisory vote on the frequency of future advisory votes on the compensation program for the Company’s named executive officers.

4. To ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020.

The voting results for each of these proposals are detailed below.

1. Election of Directors

Nominee	Votes For	Votes Against	Abstentions	Broker Non-Votes
Gregory Norden	379,562,805	3,349,774	265,979	21,977,871
Louise M. Parent	379,686,534	3,241,707	250,317	21,977,871
Kristin C. Peck	382,230,007	699,021	249,530	21,977,871
Robert W. Scully	377,217,554	5,701,077	259,927	21,977,871

Each of the four nominees for director was elected to serve until the 2023 Annual Meeting of Shareholders or until his or her successor has been elected and qualified, or until his or her earlier death, resignation or removal.

2. Advisory Vote on Executive Compensation

Votes For	Votes Against	Abstentions	Broker Non-Votes
358,888,995	23,921,304	368,259	21,977,871

The shareholders approved, on a non-binding advisory basis, the compensation program for the Company’s named executive officers as disclosed in the Proxy Statement.

3. Advisory Vote on Frequency of Advisory Votes on Executive Compensation

One Year	Two Years	Three Years	Abstentions	Broker Non-Votes
379,130,830	263,362	3,383,412	400,954	21,977,871

The shareholders approved, on a non-binding advisory basis, to hold a non-binding advisory vote on the compensation program for the Company’s named executive officers every year.

Consistent with the preferences expressed by the Company’s shareholders at the Annual Meeting and the recommendation of the Company’s Board of Directors, the Company will continue to hold a non-binding advisory vote on the compensation program for the Company’s named executive officers every year.

4. Ratification of Appointment of Independent Registered Public Accounting Firm

Votes For	Votes Against	Abstentions	Broker Non-Votes
401,131,821	3,776,618	247,990	—

The shareholders ratified the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZOETIS INC.

Dated: May 21, 2020	By:	/s/ Heidi C. Chen
Heidi C. Chen
Executive Vice President,
General Counsel and Corporate Secretary